UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

SYDYS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	98-041896
(State of incorporation)	(IRS Employer
Identification No.)

000-51727

(Commission File Number)

2811 East Madison, Suite 300, Seattle, Washington 98112

(Address of registrant’s principal executive office)

(415) 717-3826

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instructions A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2016, John Abraham resigned as president and a director of the Company.  Mr. Abraham’s resignation was not the result of any dispute or disagreement with the Company.

The current officers and directors of the Company are as follows:

Michael Warsinske – CEO/President/Director

Mark V. Noffke – Chief Financial Officer/Secretary/Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sydys Corporation

Date: May 6, 2016	By:	/s/ Michael Warsinske
		Name:	Michael Warsinske
		Title:	CEO/President/Director